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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   March 24, 1999
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                    PARAGON AUTO RECEIVABLES CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


           333-63697                                     33-063501
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   (Commission File Number)                (I.R.S. Employer Identification No.)


  27405 Puerta Real, Suite 200, Mission Viejo, CA                 92691
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    (Address of Principal Executive Offices)                    (Zip Code)


                               (949) 348-8707
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets.

         On March 30, 1999, the Registrant caused the issuance and sale of approximately $100,000,000 initial principal amount of Class A 5.95% Asset Backed Notes (the "Notes") and $2,564,102.56 initial principal amount of Asset Backed Certificates (the "Certificates").

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below relating to the Notes and Certificates.


Item 7.  Exhibits.

Exhibit
  No.             Document Description

1.1* Underwriting Agreement, dated as of March 24, 1999, between Paragon Auto Receivables Corporation, Paragon Acceptance Corporation and Credit Suisse First Boston Corporation.

4.1* Indenture, dated as of March 30, 1999, between Paragon Auto Receivables Owner Trust 1999- A and Norwest Bank Minnesota, National Association, as Indenture Trustee.

4.2* Trust Agreement dated as of March 15, 1999, between Paragon Acceptance Corporation, Wilmington Trust Company, as Owner Trustee, and Paragon Auto Receivables
                  Corporation.

4.3* Sale and Servicing Agreement dated as of March 30, 1999, between Paragon Acceptance Corporation, in its individual capacity and as Servicer, Paragon Auto Receivables Corporation, as Seller, Paragon Auto Receivables Owner Trust 1999-A, as Purchaser, and Norwest Bank Minnesota, National Association, as Indenture Trustee and Backup Servicer.

4.4* Receivables Purchase Agreement dated as of March 30, 1999, between Paragon Acceptance Corporation, as Seller, and Paragon Auto Receivables Corporation, as Purchaser.

4.5 Financial Guarantee Insurance Policy No. 28877 dated March 30, 1999 issued by MBIA Insurance Corporation.


*                 Previously Filed


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PARAGON AUTO RECEIVABLES CORPORATION
                                            (Registrant)




Dated: April 13, 1999               By:  /s/  Nancy C. Ferguson
                                       -------------------------------
                                    Name:  Nancy C. Ferguson
                                    Title:    Vice President

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                             INDEX OF EXHIBITS




Exhibit
  No.             Document Description

1.1* Underwriting Agreement, dated as of March 24, 1999, between Paragon Auto Receivables Corporation, Paragon Acceptance Corporation and Credit Suisse First Boston Corporation.

4.1* Indenture, dated as of March 30, 1999, between Paragon Auto Receivables Owner Trust 1999- A and Norwest Bank Minnesota, National Association, as Indenture Trustee.

4.2* Trust Agreement dated as of March 15, 1999, between Paragon Acceptance Corporation, Wilmington Trust Company, as Owner Trustee, and Paragon Auto Receivables
                  Corporation.

4.3* Sale and Servicing Agreement dated as of March 30, 1999, between Paragon Acceptance Corporation, in its individual capacity and as Servicer, Paragon Auto Receivables Corporation, as Seller, Paragon Auto Receivables Owner Trust 1999-A, as Purchaser, and Norwest Bank Minnesota, National Association, as Indenture Trustee and Backup Servicer.

4.4* Receivables Purchase Agreement dated as of March 30, 1999, between Paragon Acceptance Corporation, as Seller, and Paragon Auto Receivables Corporation, as Purchaser.

4.5 Financial Guarantee Insurance Policy No. 28877 dated March 30, 1999 issued by MBIA Insurance Corporation.



*                 Previously Filed


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